UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 20, 2008

                         FIRST MONTAUK FINANCIAL CORP.
                         -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

          NEW JERSEY                                            22-1737915
          ----------                                            ----------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
              (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Items

     On October 20, 2008, First Montauk Financial Corp. (the "Registrant") entered into a stock repurchase agreement with FMFG Ownership Inc. by Gerard A. McHale, Jr. as Chapter 11 Bankruptcy Trustee of The 1031 Tax Group LLC et al., as Chapter 11 Debtors (the "Selling Stockholder") to purchase 3,300,308 shares of the Registrant's common stock, no par value, for $100,000. The purchase is being completed in escrow and is subject to the approval of the sale by the U.S. Bankruptcy Court within 40 calendar days of the date of execution of the stock repurchase agreement.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FIRST MONTAUK FINANCIAL CORP.

                                         By: /s/ Victor K. Kurylak
                                         ---------------------------------------
                                         Name:  Victor K. Kurylak
                                         Title: Chief Executive Officer
                                         Date:  October 24, 2008